                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

                          Filed by the Registrant [X]

                Filed by a Party other than the Registrant [_]

                          Check the appropriate box:

                        [_] Preliminary Proxy Statement

                       [_] CONFIDENTIAL, FOR USE OF THE
                       COMMISSION ONLY (AS PERMITTED BY
                               RULE 14A-6(E)(2))

                        [X] Definitive Proxy Statement

                      [_] Definitive Additional Materials

    [_] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                               ASTROPOWER, INC.

               (Name of Registrant as Specified In Its Charter)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

              Payment of Filing Fee (Check the appropriate box):

                             [X] No fee required.

 [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Notes:

                                    [LOGO]


                              300 Executive Drive
                          Newark, Delaware 19702-3316

                           Telephone: (302) 366-0400

                                April 12, 2002

Dear Shareholder:

  Please accept my personal invitation to attend our Annual Meeting of Shareholders on Wednesday, May 8, 2002 at 12 noon following the dedication of our new solar-powered manufacturing and office facility. You are cordially invited to attend this dedication, which commences at 11 am. This year's meeting will be held at the new facility, 300 Executive Drive, Pencader Corporate Center, Newark, Delaware.

  The business to be conducted at the meeting is set forth in the formal notice that follows. In addition, Management will provide a review of 2001 operating results and discuss the outlook for the future. After the formal presentation, the Directors and Management will be available to answer any questions that you may have.

  Mr. Charles R. Schaller will retire from the Board in May and is not a nominee for reelection. Mr. Schaller has served on our Board for more than ten years. We are very grateful to him for his many contributions and we will miss his participation on the Board.

  Your vote is important. I urge you to complete, sign and return the enclosed Proxy Card. Please note our request to advise us whether you plan to attend the meeting by marking the proxy card.

   I look forward to seeing you on May 8.

                                          Sincerely,

                                          /s/ Allen M. Barnett

                                          Allen M. Barnett
                                          President and Chief Executive
                                           Officer

                               AstroPower, Inc.
                  300 Executive Drive, Newark, Delaware 19702

                           Telephone: (302) 366-0400

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Our Shareholders:

TAKE NOTICE that the 2002 Annual Meeting of Shareholders of AstroPower, Inc., a Delaware corporation, will be held at our new manufacturing and administrative facility at 300 Executive Drive, Pencader Corporate Center, Newark, Delaware on:

                            Wednesday, May 8, 2002

at 12 noon (local time) for the following purposes:

1. To elect two Class I directors to serve until the 2005 Annual Meeting of Shareholders.

2. To amend our 1999 Stock Option Plan so as to increase the number of shares available under the Plan.

3. To ratify the appointment of KPMG LLP as our independent accountants for the fiscal year 2002.

4. To transact any other matters that properly come before the meeting and at any adjournments or postponements of the meeting.

Accompanying this Notice is the Proxy Statement and Proxy Card.

The Board of Directors set April 10, 2002, as the record date for the meeting. This means that owners of our common stock (NASDAQ:APWR) at the close of business on that date are entitled to (1) receive notice of the meeting and
(2) vote at the meeting and any adjournments or postponements of the meeting. We will make available a list of our shareholders as of the record date for inspection during normal business hours from April 24 through May 7, 2002, at our offices, 300 Executive Drive, Pencader Corporate Center, Newark, Delaware. This list will also be available at the meeting.

DATED: Newark, Delaware, April 12, 2002

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Allen M. Barnett

                                          ALLEN M. BARNETT
                                          President and Chief Executive
                                           Officer

WE URGE YOU TO VOTE PROMPTLY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD. IF YOU DECIDE TO ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.

                               TABLE OF CONTENTS

About the Meeting...........................................................   1
  What is the purpose of the annual meeting?................................   1
  Who is entitled to vote at the meeting?...................................   1
  How do I vote?............................................................   1
  What if my shares are held by a broker or nominee?........................   1
  Who can attend the meeting?...............................................   1
  How will my proxy be voted?...............................................   1
  What if I don't mark the boxes on my proxy?...............................   1
  Can I go to the meeting if I vote my proxy?...............................   2
  Can I vote by telephone or electronically?................................   2
  Can I change my vote after I return my proxy card?........................   2
  Will my vote be public?...................................................   2
  What constitutes a quorum?................................................   2
  What are the Board's recommendations?.....................................   2
  What vote is required to approve each proposal?...........................   2

Annual Report...............................................................   3

Election of Directors.......................................................   3
  Nominees for Class I Directors............................................   3
  Incumbent Class II and III Directors......................................   4

Information concerning our Executive Officers...............................   5

Stock Ownership.............................................................   6

Directors' Meetings and Committees..........................................   7
  How often did the Board meet during 2001?.................................   7
  What committees have the Board established?...............................   7
  How are directors compensated?............................................   7

Beneficial Ownership Reporting Compliance...................................   8

Report of the Audit Committee...............................................   8

Performance Graph...........................................................  10

Executive Compensation......................................................  11
  Report of the Compensation Committee......................................  11
  Compensation Committee Interlocks and Insider Participation...............  12
  Summary Compensation Table................................................  13
  Option Grants in 2001.....................................................  14
  Aggregate Option Exercises in 2001 and Fiscal Year-End Values.............  14

Employee Benefit Plans......................................................  15

Employment Arrangements.....................................................  16

Proposal 2. Amendment of Our 1999 Stock Option Plan.........................  17

Proposal 3. Ratification of Appointment of Independent Accountants..........  17
  Audit and non-audit fees..................................................  17

Other Matters...............................................................  18

Additional Information......................................................  18

Exhibit A--Audit Committee Charter, As Amended.............................. A-1

                               ASTROPOWER, INC.
                              300 Executive Drive
                           Pencader Corporate Center
                          Newark, Delaware 19702-3316

                                PROXY STATEMENT

This Proxy Statement and accompanying Proxy Card are first being sent to shareholders on or about April 12, 2002.

                              ABOUT THIS MEETING

What is the purpose of the Annual Meeting?

At our annual meeting, shareholders will act upon the matters outlined on the previous page and described in this Proxy Statement, including the election of directors, amending our 1999 Stock Option Plan and ratification of the appointment of our independent accountants. In addition, management will respond to questions from shareholders.

Who is entitled to vote at the meeting?

Only shareholders of record of common stock at the close of business on the record date, April 10, 2002 are entitled to vote. Each holder of common stock is entitled to one vote per share. We are presently authorized to issue 50,000,000 common shares, par value $.01 per share, and 5,000,000 shares of Preferred Stock, par value $.01 per share. There were issued and outstanding 14,474,730 shares of common stock as of March 28, 2002. There are no shares of Preferred Stock outstanding.

How do I vote?

You can vote by filling out and properly signing the accompanying proxy and returning it in the postage paid return envelope that we have enclosed for you. Voting information is provided on the enclosed form of proxy.

What if my shares are held by a broker or nominee?

If you hold your shares in "street name" through a broker or other nominee, follow the voting instructions on the form that you receive from them.

Who can attend the meeting?

All shareholders as of the record date, or their duly appointed proxies, may attend the meeting. Each shareholder may be asked to present valid picture identification, such as a driver's license or passport. Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check-in at the registration desk at the meeting.

How will my proxy be voted?

Your proxy, when properly signed and returned to us, and not revoked, will be voted in accordance with your instructions relating to the election of directors and on Proposals 2 and 3. We are not aware of any other matter that may be properly presented other than the election of directors and Proposals 2 and 3. If any other matter is properly presented, the persons named in the enclosed form of proxy will have discretion to vote in their best judgment.

What if I don't mark the boxes on my proxy?

Unless you give other instructions on your form of proxy, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board's recommendation is set forth together with the description of each item in this Proxy Statement.

Can I go to the Meeting if I vote by proxy?

Yes. Attending the meeting does not revoke the proxy. However, you may revoke your proxy at any time before it is actually voted by giving written notice to the secretary of the meeting or by delivering a later dated proxy.

Can I vote by telephone or electronically?

If you are a registered shareholder (that is, if you hold your shares in certificate form), you may vote by telephone or electronically through the Internet, by following the instructions included with your proxy card.

If your shares are held in "street name", please check your proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the secretary of the meeting either a notice of revocation or a properly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

Will my vote be public?

No. As a matter of policy, shareholder proxies, ballots and tabulations that identify individual shareholders are kept confidential and are only available as actually necessary to meet legal requirements.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority in voting power of the outstanding shares of common stock entitled to vote will constitute a quorum, permitting the meeting to conduct its business. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What are the Board's recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board. The Board's recommendation is presented together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

  .  "FOR" election of the nominated directors (see page 3)

  .  "FOR" Amending our 1999 Stock Option Plan ( see page 17); and

  . "FOR" ratification of the appointment of KPMG LLP as our independent auditors for the year ending December 31, 2002 (see page 17).

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

What vote is required to approve each Proposal?

Election of Directors. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of the directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of a director will not be voted with respect to that director, although it will be counted for purposes of determining whether there is a quorum.

Other items. For each other proposal, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

                                 ANNUAL REPORT

Our Annual Report for the year ended December 31, 2001 containing financial and other information about us is enclosed.

PROPOSAL 1.

                             ELECTION OF DIRECTORS

The Board of Directors currently consists of seven members. Our Amended and Restated By-Laws provide for a classified Board of Directors. At the 1998 Annual Meeting of Shareholders, the directors were divided into three classes, with the directors of the first class elected for a term of one year, the directors of the second class elected for a term of two years, and the directors of the third class elected for a term of three years. Thereafter, following such initial classification and election, directors elected to succeed those directors whose terms expire and directors elected to fill a vacancy, are to be elected for a term of office to expire at the third succeeding Annual Meeting of Shareholders after their election and until their successors are duly elected and qualified. The term of the office of directors in Class I expires at the 2002 Annual Meeting. The Board of Directors proposes that the nominees described below, one of whom is currently serving as a Class I director, be elected to Class I for a new term of three years, and in each case, until their successors are duly elected and qualified. All current Class I, Class II and Class III directors were elected by the shareholders. Thomas
J. Stiner, our Senior Vice President and CFO, has been nominated to replace Charles R. Schaller, a current Class I director who is not standing for re-election.

Each of the nominees has consented to serve a three-year term. If any of them should become unavailable to serve as a director (which is not now expected), the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.

There is set forth below, following the names of the Class I nominees and incumbent Class II and Class III directors, their present positions and offices with the Company, their principal occupations during the past five years, directorships held with other corporations, certain other information, their ages and the year first elected as a director.

The Board of Directors unanimously recommends a vote FOR each of the nominees for election as directors.

NOMINEES FOR CLASS I DIRECTORS - TERM EXPIRING 2005

Clare E. Nordquist, age 66, has served as a Class I director since 1995. Mr. Nordquist is the Managing General Partner of Material Ventures Associates LP, a venture capital partnership specializing in advanced technology materials companies and serves as a director of Leading Edge Ceramics, LLC, a manufacturer and distributor of ceramic powders and shapes; Viox Corporation, a custom producer of electronic grade, high purity glass powders utilized primarily in electronics applications; and NSA Engineering, Inc., a ground imaging technology and geotechnical engineering company. Mr. Nordquist currently serves as Commissioner for the Port of Seattle. Mr. Nordquist received a B.S. in Ceramic Engineering from the University of Washington and an M.B.A. from the University of Denver. Mr. Nordquist is a member of our Audit, Compensation and Nominating Committees.

Thomas J. Stiner, age 47, a first-time nominee as a director of the Company, has served as our Chief Financial Officer since December 1997 and was elected Senior Vice President in January, 2000. From June 1993 to November 1997, Mr. Stiner served as our Controller and Treasurer. Mr. Stiner was elected Vice President in

1995 and Secretary in August 1999. From 1984 to 1993 Mr. Stiner served as a Senior Manager at KPMG LLP. Mr. Stiner is a Certified Public Accountant and received a B.S. in Business Administration from Bloomsburg University.

INCUMBENT DIRECTORS - CLASS II - TERM EXPIRING 2003

Dr. George S. Reichenbach, age 72, has served as a director since 1989. Dr. Reichenbach was a Managing Director of Advent International Corporation, a venture capital firm from 1987 to 1998 and continues to serve as a part-time consultant. He serves as a director of QuestAir Technologies, Inc., a developer of proprietary processes for the separation and purification of gases. Previously, Dr. Reichenbach worked at the Massachusetts Institute of Technology where he has served as an Assistant Professor and Associate Professor of Mechanical Engineering and at The Norton Company as a Corporate Vice-President in charge of the worldwide grinding wheel business. Dr. Reichenbach received a B.S. in Mechanical Engineering from Yale University and a Ph.D. in Mechanical Engineering from the Massachusetts Institute of Technology. Dr. Reichenbach is a member of our Compensation Committee.

Dr. George W. Roland, age 62, has served as a director since 1997. Previously he served as President of our Solar Power Business from 1996 to December 31, 1998 at which time he retired as an officer and employee and has served as a director since 1997. From 1995 to 1996, Dr. Roland served as Vice President and General Manager of the Company's Solar Power Business. From 1993 to June 1995 Dr. Roland served as President of Siemens Solar Industries, LP, an affiliate of Siemens Corporation (USA). Prior to that, Dr. Roland served in various positions, including Vice President and Division Manager of the Metalworking Systems Division, at Kennametal, Inc. Dr. Roland began his industry career in 1968 as a research and development engineer at Westinghouse Electric Corporation's Research and Development Center in Pittsburgh, Pennsylvania. Dr. Roland has been awarded 15 U.S. patents and has authored numerous technical publications throughout his career. Dr. Roland received a B.S. in Geology from Acadia University and a Ph.D. in Geological Science from Lehigh University. Dr. Roland is a member of our Audit and Nominating Committees.

INCUMBENT DIRECTORS - CLASS III - TERM EXPIRING 2004

Dr. Allen M. Barnett, age 61, is a founder of AstroPower and has served as our President and Chief Executive Officer and as a director since our incorporation as a separate entity in 1989. From 1983 to 1989 Dr. Barnett served as General Manager of the AstroPower Division of Astrosystems, Inc., which was a manufacturer of electronic, electromechanical and power conversion devices. From 1976 to 1993 Dr. Barnett was a Professor of Electrical Engineering at the University of Delaware. From 1976 to 1979 Dr. Barnett served as Director of the Institute of Energy Conversion at the University of Delaware. Dr. Barnett is a technical expert in thin-film materials and devices and has been active in photovoltaic research and development since 1975, during which time he has been awarded 21 U.S. patents, authored or co-authored numerous technical publications and garnered several professional awards. Dr. Barnett is a member of the Board of Directors of the Solar Energy Industries Association and serves on a number of national and international committees in the field. Dr. Barnett received a B.S. and M.S. in Electrical Engineering from the University of Illinois, and a Ph.D. in Electrical Engineering from Carnegie Institute of Technology.

Gilbert H. Steinberg, age 71, has served as a director since 1989. Mr. Steinberg served as Vice President and Chief Financial Officer of Astrosystems, Inc., a publicly held company specializing in military and industrial electronic controls until February, 1996. Mr. Steinberg was also one of the founders of Mentortech, Inc., a publicly held company specializing in software development, training and consulting. Mr. Steinberg currently acts as a consultant and is also the Managing Trustee of Astrosystems Liquidating Trust. Mr. Steinberg received a B.S. in Industrial Engineering at the Massachusetts Institute of Technology, an M.S. in Mathematics from Adelphi College and an M.A. in Philosophy from the Graduate Faculty of the New School. Mr. Steinberg is a member of our Audit and Compensation Committees.

Dr. Jeff W. Edington, age 62, has served as a director since 2001. He is an international executive, manager and technologist and has worked in both the United Kingdom and North America. He was Executive Director, Technology and member of the Board of Directors of Corus plc (formerly British Steel) from 1992 to 2000, where he was responsible for that Company's process and product technology, the environment and information technology. From 1989 to 1992 he was Vice President, Research and Technology of Alcan Aluminum Limited and President of Alcan International Limited in Montreal, Canada, where he was responsible for product and process technology. Previously, Dr. Edington was Professor and Chairperson of the Materials and Metallurgy Faculty, College of Engineering, University of Delaware, USA. Dr. Edington earned his BSc at the University of Birmingham (UK) in 1960 and his Ph.D. at the same university in 1963. He received the Degree of DSc from the University of Birmingham in 1975 for contributions to original research in physical metallurgy and materials science. In the 1990s he received Honorary Degrees from Concordia University, Montreal, Canada; from the Universities of Birmingham and Sheffield (UK); and was awarded the Platinum Medal of the Institute of Materials (UK). He is a fellow on the Royal Academy of Engineering (UK) and a past President of the Institute of Materials. Dr. Edington is both a British and United States national. He is non-executive Director of Cobham plc a British Aerospace company. Dr. Edington is a member of our Compensation and Nominating Committees.

INFORMATION CONCERNING OUR EXECUTIVE OFFICERS

Dr. Allen M. Barnett, age 61, President and Chief Executive Officer of the Company. See "Election of Directors" above.

Thomas J. Stiner, age 47, Senior Vice President and Chief Financial Officer. See "Election of Directors" above.

Peter C. Aschenbrenner, age 46, was elected Senior Vice President, Marketing and Sales in January 2000. He served as Vice President, Marketing and Sales since 1995 and from 1994 to 1995 Mr. Aschenbrenner served as our Director of Marketing. Prior to this, Mr. Aschenbrenner served in a number of capacities with Siemens Solar Industries, LP, including Director of Marketing from 1992 to 1994 and Director of Technology Development from 1991 to 1992. From 1988 to 1990 Mr. Aschenbrenner served as Co-Managing Director of Photovoltaic Electric GmBH, a joint venture between Siemens AG and Arco Solar, Inc. He served in various positions with Arco Solar from 1978 to 1988. Mr. Aschenbrenner received a B.A. in Product Design from Stanford University.

Richard K. McDowell, age 61, was elected Senior Vice President, Manufacturing in January 2000 after serving as Vice President, Manufacturing since March 1998. Prior to joining us in 1996, Mr. McDowell served in various managerial positions with Unisys Corporation including Director of Operations and Plant Manager. Mr. McDowell received a B.S. in Physics from LaSalle College.

STOCK OWNERSHIP

The following table sets forth information regarding beneficial ownership of our common stock as of March 28, 2002 by:

  . each person or entity who is known by us to own beneficially more than five percent of our common stock including our Chief Executive Officer

  .  each named executive officer

  .  each of our directors

  .  all directors and executive officers as a group

                                                          Shares Beneficially
                                                               Owned (1)
                                                          --------------------
          Name and Address of Beneficial Owner             Number   Percentage
          ------------------------------------            --------- ----------
Allen M. Barnett (2)..................................... 1,778,995    11.8%
Peter C. Aschenbrenner (3)...............................   107,642      **
Richard K. McDowell (4)..................................    16,921      **
Thomas J. Stiner (5).....................................   142,715      **
Clare E. Nordquist (6)...................................    12,500      **
George S. Reichenbach (7)................................    12,000      **
George W. Roland (8).....................................    29,000      **
Charles R. Schaller (9)..................................    29,000      **
Gilbert H. Steinberg (10)................................    34,000      **
Jeff W. Edington (11)....................................    23,080      **
All directors and executive officers as a group (ten
 persons) (12)........................................... 2,185,853    14.0%

--------
**  Represents less than 1 percent of our outstanding common stock.

(1) The percentages are calculated based on 14,474,730 shares of our common stock outstanding as of March 28, 2002. Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission and includes shares over which the indicated beneficial owner exercises voting and/or investment power. In computing the number of shares beneficially owned by a person in the first column and the percentage ownership of that person, shares of common stock subject to options held by that person that were exercisable at or within 60 days of March 28, 2002 ("a currently exercisable option") are deemed outstanding. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, each stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such stockholder's name. The address of each of the executive officers and directors, is care of AstroPower, Inc., 300 Executive Drive, Newark, Delaware 19702-3316.

(2) Includes 1,125,114 shares held by a family trust of which Dr. Barnett is a beneficiary and also 631,439 shares subject to currently exercisable options. Dr. Barnett disclaims beneficial ownership of the shares held by the trust except to the extent of his pecuniary interest therein. Does not include 20,000 shares owned by his wife as to which Dr. Barnett disclaims beneficial ownership.

(3)  Includes 91,267 shares subject to currently exercisable options.

(4)  Includes 15,271 shares subject to currently exercisable options.

(5)  Includes 124,265 shares subject to currently exercisable options.

(6)  Includes 12,500 shares subject to currently exercisable options.

(7)  Includes 7,500 shares subject to currently exercisable options.

(8)  Includes 29,000 shares subject to currently exercisable options.

(9)  Includes 29,000 shares subject to currently exercisable options.

(10)  Includes 8,000 shares subject to currently exercisable options.

(11)  Includes 13,000 shares subject to currently exercisable options.

(12) Includes an aggregate of 962,742 shares held by all directors and executive officers that are subject to currently exercisable options. See Notes (2) through (12) above.

Director's Meetings and Committees

How often did the Board meet in 2001?

Our Board of Directors met ten (10) times during 2001. Each Director attended more than 75% of the total number of meetings of the Board and committees on which he served.

What committees have the Board established?

The Board of Directors has standing audit, compensation, and nominating committees.

Audit Committee. The audit committee, consisting of Messrs. Nordquist, Roland, Schaller and Steinberg, with Mr. Steinberg acting as chairman, met six (6) times in 2001. Each member of the audit committee is "independent" as that term is defined by the applicable listing standards of the National Association of Securities Dealers, Inc.

The audit committee's duties are to:

  . review with management and the independent accountants the company's accounting policies and practices and the adequacy of internal controls,

  . review the scope and results of the annual examination performed by the independent accountants,

  . make recommendations to the Board of Directors regarding the appointment of the independent accountants and approval of the services performed by the independent accountants and the related fees, and

  .  perform such other duties as set forth in the audit committee charter.

Compensation Committee. The compensation committee, consisting of Messrs. Edington, Nordquist, Reichenbach, Schaller and Steinberg, with Mr. Steinberg acting as Chairman, met two (2) times in 2001. The compensation committee makes recommendations to the Board of Directors concerning salaries and incentive compensation for executive officers of the Company and administers the Company's employee stock option plans.

Nominating Committee. The nominating committee is responsible for identifying, evaluating and recommending the nominees for directors to the Board of Directors for approval. The nominating committee met one time during 2001. The nominating committee consists of Messrs. Edington, Nordquist and Roland, with Dr. Edington acting as Chairman.

The audit, compensation and nominating committees are composed of directors who are not officers or employees of the Company ("Outside Directors").

In addition to participation at Board and committee meetings, our directors discharge their responsibilities throughout the year through personal meetings and other communications, including considerable telephone contact with our CEO and others regarding matters of interest and concern to the Company.

How are directors compensated?

Beginning April 1, 1998, the Company agreed to pay each non-employee director $1,000 per Board Meeting attended in person, $250 per meeting attended telephonically, and $250 for each Committee meeting attended.

Directors who are also employees of the Company receive no additional compensation for serving as directors. The Company reimburses all of its directors for travel and out-of-pocket expenses in connection with their attendance at meetings of the Board of Directors or committees thereof. The Company's Outside Directors are also eligible to receive stock options under the Company's 1998 Non-Employee Directors Stock Option Plan approved by shareholders at the 1998 Annual Meeting.

Each of the then Outside Directors was granted an option, on May 14, 1998, under the Directors' Plan to purchase 20,000 shares of Common Stock, 5,000 of which vested as of that date, and 5,000 of which vested on each of the first, second and third anniversary of such date, provided such director was still a director on each such date. Each director who joins the Board of Directors after the Directors' Plan was originally adopted will be granted an option, on the first day of his term, to purchase 20,000 shares of common stock, 5,000 of which vest on the date he or she becomes a Director, and 5,000 of which vest on each of the first, second and third anniversary of such date, provided he or she is still a director on such date. If the number of shares available to grant under the Directors' Plan on a scheduled date of grant is insufficient to make all the grants, then each eligible director will receive an option to purchase a pro rata number of the available shares.

The option price per share for the options granted on May 14, 1998 was $10.25 per share and the option price per share for later grants will be the fair market value of the shares of common stock on the date of grant. Under the Directors' Plan, fair market value is generally the closing price of the common stock on the NASDAQ National Market on the last business day prior to the date on which the value is to be determined. The options granted under the Directors' Plan are exercisable for a term of ten years from the date of grant, subject to earlier termination. Accordingly, Dr. Edington, who was elected as a Class III director at the May 10, 2001 annual meeting, was granted an option to purchase 20,000 shares of our common stock per share at $48.95, the closing price on the NASDAQ National Market on May 9, 2001.

The Directors Plan was amended by the Board to provide that no outstanding option could be repriced or replaced without shareholder approval.

On December 6, 1999 each of the Company's Outside Directors were granted an individual stock option, outside of the Directors Plan, to purchase 12,000 shares of common stock, 3,000 of which vested as of that date and 3,000 of which vest on each of the first, second and third anniversary of such date, provided such director is still a director on each such date. The option price per share for the option granted was $12.125, the fair market value on the date of such grant. On October 2, 2001, Dr. Edington was granted a similar option for 12,000 shares of Common Stock at an exercise price of $32.89 per share, the fair market value on the date of grant.

Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent of the Company's common stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC") and the NASDAQ National Market ("NASDAQ"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on review of the copies of such forms furnished to the Company, or written representation that no other reports were required, the Company believes that during 2000 all Section 16(a) filing requirements applicable to its executive officers and directors were complied with, except for the late filing of Dr. Edington's "Initial Statement of Ownership of Securities" on Form 3 which was required as a result of his election as a director and a late filing of his Form 4 with respect to a stock option grant.

Report of the Audit Committee

The audit committee of the Board of Directors has furnished the following report to shareholders of the Company in accordance with rules adopted by the Securities and Exchange Commission.

The report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate this report by reference in the specified filing.

The audit committee, which is appointed annually by the Board of Directors, currently consists of four directors, all of whom are independent and meet the other qualification requirements under the applicable rules of the National Association of Securities Dealers, Inc. The audit committee acts under a written charter which was adopted by the Board of Directors on June 15, 2000, was amended during 2001, and is attached as Exhibit A to our Proxy Statement for the 2002 annual meeting. As described in its charter, the audit committee is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls, including recommending to the Board of Directors an accounting firm to serve as the Company's independent accountants. The audit committee is not responsible for the planning or conduct of the audits or the determination that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles.

In accordance with rules adopted by the Securities and Exchange Commission, the audit committee of the Company states that:

  . The audit committee has reviewed and discussed with management the audited financial statements for the fiscal year ended December 31, 2001;

  . The audit committee has discussed with KPMG LLP, our independent accountants, the matters required to be discussed by Statement on Auditing Standards No. 61, as modified or supplemented;

  . The audit committee has received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 ("Independence Discussion with Audit Committees"), as modified or supplemented, and has discussed with KPMG LLP the independent accountant's independence; and

  . Based on the review and discussions referred to above and relying thereon, the audit committee has recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission.

The members of the audit committee are not auditors or accountants nor are they experts in accounting or auditing, including matters relating to auditor independence. Committee members rely on the information provided to them and on the representations made by management and the independent accountants without independent verification. Therefore, the audit committee's oversight does not provide an independent basis to conclude that appropriate accounting and financial reporting principles or appropriate internal control and procedures to assure compliance with accounting standards and applicable laws and regulations has been maintained by management. Additionally, the above referenced audit committee's considerations and discussions do not assure that the audit of our Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that our auditors are in fact "independent".

Based upon the review and discussions described in this report, and subject to the limitations on the role and responsibilities of the audit committee referred to above, the audit committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission.

This report is submitted on behalf of the members of the audit committee:

                                          Gilbert H. Steinberg (Chairman)
                                          Clare E. Nordquist
                                          George W. Roland
                                          Charles R. Schaller

(CHART)

                                          FISCAL YEAR ENDING
                         -----------------------------------------------------
COMPANY/INDEX/MARKET     2/13/1998 12/31/1998 12/31/1999 12/31/2000 12/31/2001
--------------------     --------- ---------- ---------- ---------- ----------
ASTROPOWER, INC.........  100.00     149.51     217.40     487.38     628.04
Semiconductors, Related
 Device.................  100.00     130.92     281.69     209.31     169.87
NASDAQ Market Index.....  100.00     135.48     238.95     150.19     119.72

The above graph compares the cumulative return of the Company on an annual basis with the comparable return of two indices. The Industry Index represented the industry or line-of-business of the Company. The graph assumes $100 invested on February 13, 1998, the date of the Company's initial public offering. The comparison assumes that all dividends are reinvested.

The Industry Index represents Semiconductors, Related Device, and is comprised of 156 corporations, compiled from the SIC Code within which the Company is listed.

The data in this performance graph reflects past results which do not necessarily indicate future performance.

EXECUTIVE COMPENSATION

The following Report of the Compensation Committee and the performance graph included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference to any other of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate this report or the performance graph by reference in the specified filing.

The compensation committee of the Board of Directors has furnished the following report on executive compensation to the shareholders of the Company:

Report of Compensation Committee

What is our philosophy of executive compensation?

Our executive compensation program is administered by the compensation committee of the Board of Directors. The committee makes recommendations to the Board of Directors on all of the three key components of our executive compensation program: base salary, contractual incentive awards and long-term incentives.

Our executive compensation program is structured to help us achieve our business objectives by:

  . providing compensation opportunities that will attract, motivate and retain highly qualified managers and executives

  . linking executives' total compensation to company and individual job performance

  . providing an appropriate balance between incentives focused on achievement of annual business plans and longer term incentives tied to increases in shareholder value

Our executive compensation program is designed to provide competitive compensation opportunities for all corporate officers. Our total compensation levels falls in the low to middle of the range of rates paid by other employers of similar size and complexity, although complete comparative information is not easily obtainable, and no formal survey or analysis of compensation paid by other companies was undertaken.

Base Salaries

Our salary levels are intended to be consistent with competitive practices and levels of responsibility, with salary increases reflecting competitive trends, our overall financial performance, and the performance of the individual.

Stock Options

We periodically grant incentive and non-qualified stock options to purchase our common stock in order to provide employees of with a competitive total compensation package and to reward them for their contribution to our short and long-term stock performance. These stock options are designed to align the employees' interest with those of the shareholders. All options have an option price that is not less than the fair market value of the stock on the date of grant. The terms of the options and the dates after which they become exercisable are established by the compensation committee and approved by the Board of Directors with respect to incentive stock options, within the parameters of the 1989 Stock Option Plan which expired in December 1999 and within the parameters of the 1999 Plan, which Plan was approved by our shareholders in June 1999. We do not grant stock appreciation rights.

How is our chief executive officer compensated?

Our chief executive officer was compensated on a salary and pay-for-performance approach. Taken into consideration are the achievement of financial and other objectives determined each year by the Board of Directors, and the executive.

How are we addressing Internal Revenue Code limits on deductibility of compensation?

Effective January 1, 1994, the Internal Revenue Service under Section 162 (m) of the Internal Revenue Code will generally deny the deduction of compensation paid to the President and the four other highest paid executive officers required to be named in the Summary Compensation Table to the extent such compensation exceeds $ 1 million per executive per year subject to an exception for compensation that meets certain "performance-based" requirements. Whether the Section 162 (m) limitations with respect to an executive will be exceeded and whether the Company's tax deduction for compensation paid in excess of the $ 1 million limit will be denied will depend upon the resolution of various factual and legal issues that cannot be resolved at this time. As to options granted under the 1989 and 1999 Stock Option Plans, the committee intends to qualify to the extent practicable, such options under the rules governing the Section 162 (m) limitation so that compensation attributable to such options will not be subject to limitation under such rules. As to other compensation, while it is not expected that compensation to executives of the Company will exceed the Section 162 (m) limitation in the foreseeable future (and no officer of the Company received compensation in 2001 which resulted under Section 162 (m) in the non-deductibility of such compensation to the Company), various relevant considerations will be reviewed from time to time, taking into account the interests of the Company and its shareholders, in determining whether to endeavor to cause such compensation to be exempt from the Section 162 (m) limitation.

This report is submitted on behalf of the compensation committee

                                          Gilbert H. Steinberg (Chairman)
                                          Jeff W. Edington
                                          Clare E. Nordquist
                                          Dr. George S. Reichenbach
                                          Charles R. Schaller

Compensation Committee Interlocks and Insider Participation

Except with respect to his compensation arrangements, Dr. Barnett, our President and CEO participated in executive compensation deliberations and recommendations of the Board of Directors. During the fiscal year ended December 31, 2001, no director or executive officer of ours served on the board of directors or compensation committee of another company that had an executive officer or director serving on our Board of Directors or compensation committee.

Summary Compensation Table

The following table sets forth information concerning the compensation of the Chief Executive Officer of the Company and those other named executive officers of the Company whose total salary, bonus and other compensation earned for 1999, 2000 or 2001 exceeded $100,000:

                                                   Long Term
                                                  Compensation
                            Annual Compensation      Awards
                          ----------------------- ------------
                                                   Securities
    Name & Principal            Salary             Underlying       All Other
        Position          Year   ($)    Bonus ($) Options (#)  Compensation ($) (1)
    ----------------      ---- -------- --------- ------------ --------------------
Allen M. Barnet.........  2001 $278,228   $ -0-      45,064         $8,025(2)
  President and Chief     2000 $231,294     -0-     302,000          8,025(2)
 Executive Officer        1999  226,492     -0-     127,500          8,900(2)

Peter C. Aschenbrenner..  2001  174,504     -0-      32,532          3,378(3)
 Sr. Vice President,      2000  157,722     -0-      16,400          3,133(3)
 Global Operations        1999  134,473     -0-      51,767          3,406(3)

Thomas J. Stiner........  2001  172,679     -0-      32,532          2,625
 Sr. Vice President and   2000  149,489     -0-      16,400          2,625
 Chief Financial Officer  1999  118,101     -0-      58,433          3,500

Richard K. McDowell.....  2001  130,799     -0-      20,480          2,625
 Sr. Vice President,
 Manufacturing            2000  117,996     -0-      12,560          2,625
                          1999  100,968     -0-      30,000          3,500

--------
(1)  Includes matching contributions by the Company under its 401(k) Plan.

(2)  Includes $5,400 automobile expense allowance for all years.

(3)  Includes $1,200 annual expense allowance for all years.

Stock Options

The following table provides information regarding grants of stock options made during the fiscal year ended December 31, 2001 to the persons named in the Summary Compensation Table above:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                     Potential
                                                                                 Realizable Value
                                                                                 at Assumed Annual
                                                                                     Rates of
                             Number of     % of Total                               Stock Price
                            Securities      Options                              Appreciation for
                            Underlying     Granted to                             Option Term (3)
                          Options Granted Employees in Exercise Price Expiration -----------------
          Name                (#) (1)     Fiscal Year  ($/share) (2)     Date     5%($)   10%($)
          ----            --------------- ------------ -------------- ---------- ------- ---------
Dr. Allen M. Barnett....      10,000          1.35%        $31.38      01/02/11  197,347   500,116
                              35,064          4.73%        $41.88      05/01/11  923,519 2,340,379

Peter C. Aschenbrenner..       5,000          0.67%        $31.38      01/02/11   98,673   250,058
                              17,532          2.36%        $41.88      05/01/11  461,759 1,170,189
                              10,000          1.35%        $32.06      09/21/11  201,623   510,953

Thomas J. Stiner........       5,000          0.67%        $31.38      01/02/11   98,673   250,058
                              17,532          2.36%        $41.88      05/01/11  461,759 1,170,189
                              10,000          1.35%        $32.06      09/21/11  201,623   510,953

Richard K. McDowell.....       5,000          0.67%        $31.38      01/02/11   98,673   250,058
                              15,380          2.07%        $41.88      05/01/11  405,080 1,026,552
                                 100          0.01%        $34.87      10/22/11    2,192     5,557

--------
(1) Options awarded under the Plan generally provide for vesting over a period of four years, with vesting occurring 25% per year on the anniversary date of the option award. The Board of Directors has the discretion, subject to plan limits, to modify the terms of outstanding options.

(2) All options were granted with an exercise price equal to or greater than the fair market value of the common stock as determined on the date of grant.

(3) Amounts represent hypothetical gains that could be achieved for the respective options at the end of the 10-year option term. The assumed 5% and 10% rates of stock appreciation are mandated by rules of the Securities and Exchange Commission and do not represent the Company's estimate of the future common stock price. This table does not take into account any appreciation in the price of the common stock to date which exceeds the hypothetical gains shown in the table.

Option Exercises and Holdings

The following table sets forth, for each person named in the Summary Compensation Table above, information regarding the exercise of stock options during the fiscal year ended December 31, 2001 and the year-end value of unexercised options.

                AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                          AND FISCAL YEAR-END VALUES

                                                                           Value of Unexercised
                                                 Number of Unexercised     In-the-money Options
                            Shares              Options at Year-End (#)       at Year End ($)
                          Acquired on  Value   ------------------------- -------------------------
          Name             Exercise   Realized Exercisable Unexercisable Exercisable Unexercisable
          ----            ----------- -------- ----------- ------------- ----------- -------------
Allen M. Barnett........       -0-    $    --    543,564      367,250    $16,721,725  $9,948,013
Peter C. Aschenbrenner..    31,375     900,900    79,184       61,515      2,025,735   1,245,574
Thomas J. Stiner........    17,200     506,922   104,265       62,500      2,925,346   1,283,725
Richard K. McDowell.....    19,375     726,150    17,040       33,500        189,667     649,355

--------
(1) Calculated on the basis of the fair market value of the common stock at December 31, 2001 of $40.43 per share, minus the per share exercise price, multiplied by the number of shares underlying the option. See note
     (3) of the preceding table.

Employee Benefit Plans

1989 Stock Option Plan

Our 1989 Stock Option Plan was adopted in December 1989. The 1989 plan authorized the issuance of up to 1,920,000 shares of our common stock. As of December 31, 2001, options to purchase an aggregate of 900,400 shares at a weighted average exercise price of $6.94 per share were outstanding. No additional options may be granted under the 1989 plan, which expired in December 1999.

The 1989 plan provided for the grant of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code and nonstatutory stock options. Our officers, employees, consultants and advisors were eligible to receive awards under the 1989 plan.

Our board of directors administered the 1989 plan and had the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the plan and to interpret its provisions. Our board of directors had delegated authority to administer the 1989 plan to the Compensation Committee. The committee had the authority to accelerate the date on which options may be exercised. In the event of a merger, liquidation, consolidation or other acquisition event, the committee is authorized to make appropriate and proportionate changes to the then outstanding options.

1999 Stock Option Plan

Our 1999 Stock Option Plan was adopted by our board of directors in April 1999 and was approved by our shareholders in June 1999. The 1999 plan currently authorizes the issuance of up to 1,600,000 shares of our common stock. As of December 31, 2001, options to purchase an aggregate of 1,432,763 shares at a weighted average exercise price of $25.20 per share were outstanding.

The 1999 plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code and nonstatutory stock options. Our officers, employees and consultants, and certain employees and consultants of our majority-owned affiliated companies, are eligible to receive awards under the 1999 plan.

Optionees receive the rights to purchase a specified number of shares of common stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. We may grant options at an exercise price greater than or equal to the fair market value of our common stock on the date of grant or not less than 110% of the fair market value in the case of incentive stock options granted to optionees holding more than 10% of the voting power of the company. Fair market value for purposes of the 1999 plan is the closing market price of our common stock as reported on the NASDAQ National Market on the relevant date. Optionees may generally pay the exercise price of their options by cash, check or surrender to us of shares of common stock. Generally, no portion of an incentive stock option may vest until twelve months after the date of grant.

Our compensation committee administers the 1999 plan. The committee has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the plan and to interpret its provisions. Our Compensation Committee selects the recipients of awards and determines the number of shares of common stock covered by the options and the dates upon which such options become exercisable and terminate, subject to certain provisions of the 1999 plan. Incentive stock options must terminate within ten years of the date of grant. Nonstatutory options must terminate within fifteen years of the date of grant. The Compensation Committee has the right to alter the terms of any option when granted or while outstanding pursuant to the terms of the 1999 plan except the option price. While the Company had never repriced or replaced an outstanding option under the 1999 Plan, there was no prohibition from doing so. The 1999 Plan was amended to provide that no outstanding options could be repriced or replaced without shareholder approval.

All options automatically become exercisable in full in the event of a change in control (as defined in the 1999 plan), death or disability of the optionee or as decided by the Compensation Committee. Upon retirement options held at least one year become exercisable in full. If an optionee's employment with us is terminated for any reason, except death, disability or retirement, the optionee has three months in which to exercise an option (but only to the extent exercisable immediately after termination) unless the option by its terms expires earlier. Termination or other changes in employment status may affect the exercise period.

Compensatory Stock Plan

Prior to the adoption of the 1989 Plan, we had a compensatory stock plan for the issuance of shares to employees and consultants. At December 31, 2001, the only remaining obligation under this plan was the reservation of 39,999 shares for issuance to a former consultant.

401(K) Plan

We have adopted an employee savings and retirement plan qualified under
Section 401(k) of the Internal Revenue Code and covering all of our employees. Pursuant to this plan, employees may reduce their current compensation by up to the lessor of 15% of eligible compensation or the statutorily prescribed annual limit ($10,500 in 2001) and have the amount of such reduction contributed to the plan. We may, but are not required to, make matching or additional contributions to the plan in amounts to be determined by the board of directors.

Employment Arrangements

Effective as of January 7, 2000, Dr. Allen M. Barnett entered into an amended and restated employment agreement with us to serve as our President and Chief Executive Officer with an annual base salary of $245,000. The term of the agreement ends on March 31, 2005 unless we or Dr. Barnett elect to terminate the agreement by written notice to the other party at least one year prior to the effective date of termination. We can only terminate his employment by a vote of two-thirds of the members of the Board of Directors with Dr. Barnett not eligible to vote. Our Board of Directors will review Dr. Barnett's salary not less than annually, and may, but are not obligated to award increases in his salary and they will also consider and vote upon incentive compensation for Dr. Barnett for each calendar year commencing with the calendar year ending December 31, 2001. Other provisions of the agreement included the grant of an individual 10 year non-statutory option to purchase 75,000 shares of our common stock at $13.75 per share, vesting on March 31, 2001 and 10 year options to purchase 227,000 shares of our common stock at $13.75; 23,500 of which shall vest on each of March 31, 2001 and 2002 and 80,000 of which shall vest on each of March 31, 2003, 2004 and 2005. The fair market value of our common stock as of the date these options were granted was $13.00 per share. We also provide Dr. Barnett with a monthly expense allowance for the use of an automobile and repay all of his out-of-pocket expenses incurred in the performance of his employment obligations.

Should we terminate Dr. Barnett's employment before March 31, 2005, we must pay Dr. Barnett his then current base salary plus 30% of his then current base salary and all employee benefits for the lesser of one year or the remaining term of his employment. Should Dr. Barnett die or become disabled during the term of his employment, we must pay him or his estate his then current base salary for the longer of two years or the remaining term of his employment plus in the case of death, a pro rata portion all other compensation due in that period.

Should we terminate Dr. Barnett's employment upon a change of control of us, we must pay Dr. Barnett a lump sum equal to one year's then current base salary plus 30% of such base salary and all base salary and other compensation due for the remaining term of his employment agreement. Additionally, all vested but unexercised options would continue to be exercisable in accordance with their terms and all remaining vested stock options would vest immediately.

Our employment agreement with Dr. Barnett and our employment arrangements with other executive officers and significant employees impose customary confidentiality obligations and provide for the assignment to us of all rights to any technology developed by the employee during the time of his or her employment.

              PROPOSAL 2. AMENDMENT OF OUR 1999 STOCK OPTION PLAN

Our 1999 Stock Option Plan was adopted by our Board of Directors in April 1999 and was approved by our shareholders in June 1999. The 1999 Plan originally authorized the issuance of up to 600,000 shares of our common stock and was amended with shareholder approval to increase that to 1,100,000 shares at our 2000 Annual Meeting and to 1,600,000 at our 2001 Annual Meeting. As of March 28, 2002, options to purchase an aggregate of 1,414,906 shares at a weighted average exercise price of $25.47 per share were outstanding. See "Employee Benefit Plans-1999 Stock Option Plan" above.

The 1999 Plan is intended to induce new employees to become associated with us, and to provide a closer identity of interest between present employees and us by encouraging their ownership of our common stock. Since the approval of the amendment to the 1999 plan by our shareholders in June 2001, we have completed the acquisition of Atersa and extended the option plan to their employees. In addition we have expanded our manufacturing capacity and intend to continue to do so. From March 31, 2001 through March 31, 2002 we have increased the number of our employees who will be eligible to participate in the 1999 plan from 447 to 717 and expect to increase our workforce in the future. Consistent with our expectations, our Board of Directors believed it would be in our best interest and our shareholders best interest to increase the number of shares currently available under the 1999 plan from 1,600,000 to 2,350,000, and voted to do so on February 27, 2002, subject to shareholder approval.

The Board of Directors unanimously recommends that the shareholders vote FOR the following resolution, approval of which requires an affirmative vote of a majority in voting power of the shares of common stock present in person or by proxy and entitled to vote at the meeting:

RESOLVED, that the second sentence of section 5 of the 1999 Stock Option Plan be amended to read as follows:

"Section 5. Stock.

The total number of shares of common stock that may be issued or transferred under the Plan pursuant to Options granted thereunder may not exceed 2,350,000 shares (subject to adjustment as described below)."

      PROPOSAL 3. RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors of the Company, upon the recommendation of the audit committee has appointed KPMG LLP as independent accountants to examine the financial statements of the Company for the fiscal year 2002. The Board of Directors has directed that such appointment be submitted for ratification by the shareholders at the meeting.

KPMG LLP has served as the independent accountant for the Company since 1992. A representative of KPMG LLP is expected to be present at the Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Audit and Non-Audit Fees

Fees for professional audit services rendered by KPMG LLP for the audit of the Company's annual financial statements for the year ended December 31, 2001, the reviews of the financial statements included in our quarterly reports for that fiscal year and for tax provision preparation assistance, aggregated $161,550. All other fees for professional services rendered by KPMG LLP consisting of audit related fees in connection with our public offering on March 15, 2001, our acquisition of Atersa in September 2001, the audit of our employee benefit plan for 2000 and the statutory audit of our Singapore subsidiary, aggregated $101,350; and other non-audit fees consisting of a research and experimentation credit study, federal and state tax return preparation, international tax services, tax due diligence for the Atersa acquisition, matters relating to our foreign sales subsidiary, and miscellaneous tax matters, aggregated $138,980.

The audit committee of the Company's Board of Directors evaluated whether the provision of non-audit services by KPMG LLP for the fiscal year ended December 31, 2001 is compatible with maintaining the principal accountant's independence.

The affirmative vote of a majority of the voting power of the shares of common stock present, in person or by proxy, and entitled to vote at the meeting, is required for ratification of the appointment of KPMG LLP as the independent accountants.

The Board of Directors unanimously recommends that Shareholders vote FOR ratification of the appointment of KPMG LLP.

                                 OTHER MATTERS

Management knows of no other matters to come before the meeting other than those referred to in the Notice of Meeting. However, should any other matters properly come before the meeting, the shares represented by the proxy solicited hereby will be voted on such matters in accordance with the best judgment of the persons voting the shares represented by the proxy.

                            ADDITIONAL INFORMATION

Shareholder Proposals for the 2003 Annual Meeting

Our 2003 Annual Meeting is expected to be held on Thursday, May 9, 2003. If any shareholder wishes to submit a proposal for inclusion in the Proxy Statement for the Company's 2003 Annual Meeting, the rules of the Securities and Exchange Commission require that such proposal be received at the Company's principal executive office by December 11, 2002.

Annual Report

A copy of the Company's annual report on form 10-K for the year ended December 31, 2001, as filed with the Securities and Exchange Commission, will be mailed without charge to shareholders upon request. Requests should be addressed to the company at 300 Executive Drive, Newark, Delaware, 19702, Attention: Thomas Stiner, Senior Vice President and CFO. The form 10-K includes certain exhibits, which will be provided only upon payment of a fee covering the Company's reasonable expenses.

Proxy Solicitation

Solicitations will be made by mail and possibly supplemented by telephone or other personal contact to be made without special compensation by our regular officers and employees. We may reimburse shareholder's nominees or agents (including brokers holding shares on behalf of clients) for the cost incurred in obtaining from their principals authorization to execute forms of proxy. No solicitation will be made by specifically engaged employees or soliciting agents. The cost of solicitation will be borne by us.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Allen M. Barnett
                                          President and Chief Executive
                                           Officer

                                                                      EXHIBIT A

                               AstroPower, Inc.

   Charter of the Audit Committee of the Board of Directors Rev. 1 12/13/01

I. Audit Committee Purpose

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

  . Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

  . Monitor the independence and performance of the Company's independent auditors and any internal auditing department.

  . Report to the Board of Directors, as appropriate.

  . Review areas of potential significant financial risk to the Company

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II. Audit Committee Composition and Meetings

Audit Committee members shall meet the requirements of the NASD. The Audit Committee shall be comprised of four directors as determined by the Board, each of whom shall be independent non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

Audit Committee members shall be appointed by the Board. If an audit committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

The Committee shall meet at least three times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

III. Audit Committee Responsibilities and Duties

Review Procedure

1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgements.

3. In consultation with the management and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposure and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors together with management's responses.

4. Review with financial management and the independent auditors the company's quarterly financial results prior to the release of earnings and/or the company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61. This information shall be provided to all members of the Committee. For the purpose of this review, a quorum of the Committee shall consist of two of the four members of the Committee.

Independent Auditors

5. The independent auditors are ultimately accountable to the Board of Directors and the Audit Committee, as representatives of the shareholders. These shareholder representatives have the ultimate authority and responsibility to select, evaluate and where appropriate, replace the outside auditors. (or to nominate the outside auditors to be proposed for shareholder approval in the proxy statement).

6. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

7. Approve the fees and other significant compensation to be paid to the independent auditors for audit services.

8. Pre-approve all individual non-audit services by the independent auditor exceeding $25,000. The criteria to be considered for such approval shall be those in appendix A

9. On an annual basis, the Committee should review and discuss with the independent auditors, all significant relationships they have with the Company that could impair the auditors' independence.

10. Review the independent auditors audit plan, discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach to include any time pressures that could affect the quality of the audit.

11. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with SAS 61.

12. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

Other Audit Committee Responsibilities

13. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

14. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

15. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

16. Periodically perform self-assessment of audit committee performance.

17. Review CFO and Controller succession planning within the Company.

                                  Appendix A

                  Criteria for Non-Audit Services by Auditor

1. Whether the service is being performed principally for the audit committee.

2. The effects of the service, in any, on audit effectiveness or on the quality and timeliness of the entity's financial reporting process.

3. Whether the service would be performed by specialists (e.g., technology specialists) who ordinarily also provide recurring audit support.

4. Whether the service would be performed by audit personnel, and if so, whether it will enhance their knowledge of the entity's business and operations.

5. Whether the role of those performing the service would be inconsistent with the auditors' role (e.g., a role where neutrality, impartiality and auditor skepticism are likely to be subverted).

6. Whether the audit firm personnel would be assuming a management role or creating a mutual or conflicting interest with management.

7. Whether the auditors, in effect, would be "auditing their own numbers."

8. Whether the project must be started and completed very quickly.

9. Whether the audit firm has unique expertise in the service.

10. The size of the fee(s) for the non-audit service(s).

                               [GRAPHIC OF MAP]

                               ASTROPOWER, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Dr. Allen M. Barnett, Dr. George S. Reichenbach and Gilbert H. Steinberg, and each of them individually with the power of substitution, as Proxy or Proxies of the undersigned, to attend and act for and on behalf of the undersigned at the Annual Meeting of Shareholders of the Company to be held at the Company's Manufacturing Plant at Pencader Corporate Center, Newark, Delaware on May 8, 2002, at 12 noon, local time and at any adjournment thereof, hereby revoking any prior Proxy or Proxies. This Proxy when properly executed will be voted as directed herein by the undersigned. If no direction is made, shares will be voted FOR the election of directors named in the Proxy and FOR Proposals 2 & 3.

Please date, sign and mail your proxy card back as soon as possible!

                        Annual Meeting of Shareholders
                               ASTROPOWER, INC.

                                  May 8, 2002

                Please Detach and Mail in the Envelope Provided

      Please mark your
A [X] votes as in this
      example.

                                      Withhold
                                For    Vote
        1. To elect as         [_]    [_]       Nominees: Clare E. Nordquist
           directors all                                  Thomas J. Stiner
           persons named
           at right

For, except vote withheld from the following nominee(s):
       _________________________________________________________________________
       _________________________________________________________________________
       _________________________________________________________________________


                                         FOR   AGAINST   ABSTAIN
        2. Proposal to amend             [_]     [_]       [_]
           1999 Stock Option Plan

        3. To appoint KPMG, LLP          [_]     [_]       [_]
           as independent accountants
           of the Company

        4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Do you plan to attend the Shareholder meeting? Place an X here [_]

IMPORTANT: Please date, sign, and return this Proxy Card using the enclosed envelope.

Signature ___________ Signature if held jointly __________ Dated _________, 2002

NOTE: (Signature should conform exactly to name on Proxy.
When shares are held by joint tenants, both should sign.
Executors, administrators, guardians, trustees, attorneys and officers signing for corporation should give full title.)